Summary Prospectus and Prospectus Supplement

American Century Focused Dynamic Growth ETF
Summary Prospectus and Prospectus dated January 1, 2022
Focused Dynamic Growth Fund
Summary Prospectus and Prospectus dated December 1, 2021

Supplement dated September 16, 2022

Prabha Ram, Vice President and Portfolio Manager, has announced her plans to leave American Century Investments on September 30, 2022. As a result, she will no longer serve as a portfolio manager for the funds effective September 16, 2022.

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